UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2008, Jeffrey S. Boppe resigned as Senior Vice President and Senior Loan Officer of Bank of Clarke County, a wholly owned subsidiary of Eagle Financial Services, Inc. (the “Company”).

In connection with his resignation, the Employment Agreement (the “Agreement”) between the Company and Mr. Boppe was terminated on May 23, 2008. The Agreement provides for severance payments upon the termination of employment in certain circumstances to which Mr. Boppe is entitled to in connection with the resignation described above. A detailed description of the Agreement was included in the Company’s proxy statement for the 2008 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2008

Eagle Financial Services, Inc.

By:	/s/ JOHN R. MILLESON
John R. Milleson.
President and Chief Executive Officer

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